SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement              [ ]  Confidential, For Use of
                                                      the Commission Only (as
                                                      permitted by Rule
                                                      14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule
        14a-11(c) or Rule 14a-12


                           FIRST NATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2) Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)         Proposed maximum aggregate value of transaction:

            (5)         Total fee paid:


[ ]         Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)         Amount previously paid:

            (2)         Form, Schedule or Registration Statement no.:

            (3)         Filing Party:

            (4)         Date Filed:

                           FIRST NATIONAL CORPORATION

                              112 West King Street
                            Strasburg, Virginia 22657

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 1, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First National Corporation, ("First National") will be held at the Ramada Inn, 1130 Motel Drive, Woodstock, Virginia on April 1, 1997 at 11:00 a.m., for the following purposes:

      (1) To elect 9 directors for a term of one year or until their respective successors are elected and qualified; and

      (2) To transact such other business as may properly come before the Annual Meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

     The Board of Directors has fixed the close of business on February 21, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             /s/  Harry S. Smith
                             ----------------------------------
                             Harry S. Smith
                             Secretary

Strasburg, Virginia
February 28, 1997

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO
BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           FIRST NATIONAL CORPORATION

                                ---------------
                                PROXY STATEMENT
                                ----------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 1, 1997



                              GENERAL INFORMATION

            This Proxy Statement is furnished to holders of common stock, $5.00 par value per share ("Common Stock"), of First National Corporation ("First National"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of First National to be used at the Annual Meeting of Stockholders to be held on April 1, 1997 at 11:00 a.m. at the Ramada Inn, Woodstock, Virginia, and any adjournment thereof (the "Annual Meeting").

            The principal executive offices of First National are located at 112 West King Street, Strasburg, Virginia 22657. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of First National's soliciting materials) are being mailed to First National's stockholders is February 28, 1997. The cost of soliciting proxies will be borne by First National.

            The proxy solicited hereby, if properly signed and returned to First National and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of First National (Harry S. Smith, Secretary, First National Corporation, 112 West King Street, Strasburg, Virginia 22657); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

            Only stockholders of record at the close of business on February 21, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 774,406 shares of Common Stock of First National issued and outstanding and approximately 619 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. First National had no other class of equity securities outstanding at the Record Date.

                  ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF
                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


ELECTION OF DIRECTORS

            Nine directors are to be elected at the Annual Meeting to serve until the election and qualification of their respective successors.

            Unless authority is withheld in the proxy, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

            In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.


NOMINEES

            There is set forth hereafter the name of each nominee and, as to each of the nominees, certain information including age, principal occupation and, as of February 7, 1997, information with respect to beneficial ownership of Common Stock. The date shown for election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of First National or previously to the Board of First Bank (the "Bank"). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.


DOUGLAS C. ARTHUR, 54, has been a director since 1972.
            Mr. Arthur is Vice Chairman of the Board of First National and Vice Chairman of the Board of the Bank. Mr. Arthur is the senior and business partner in Arthur and Allamong, a general practice law firm located in Strasburg, Virginia. Mr. Arthur has been engaged in the practice of law since 1970.


NOEL M. BORDEN, 60, has been a director since 1962.
            Mr. Borden has served as the Chairman of the Board of First National since 1986 and Chairman of the Board of the Bank since 1986. Mr. Borden is President of H. L. Borden Lumber Co., a building supply company located in Strasburg, Virginia, and has held that position since 1960. He also is a director of Shenandoah Telecommunications Company.


BYRON A. BRILL, 49, has been a director since 1980.
            Dr. Brill is a periodontist who has been in practice since 1975.

ELIZABETH H. COTTRELL, 46, has been a director since 1992.
            Mrs. Cottrell is President of Riverwood Technologies, Inc., a computer services and desktop publishing concern, and has held that position since 1992. Mrs. Cottrell is also a partner in Shenandoah Seasons, a monthly newsletter and mail order gift business. She currently serves as Tourism Coordinator for Shenandoah County.


CHRISTOPHER E. FRENCH, 38, has been a director since 1996.
            Mr. French has served as President of Shenandoah Telecommunications Company, a Telecommunications Company headquartered in Edinburg, Virginia since 1988. He is a director and stockholder of such company.


CHARLES E. MADDOX, JR., 49, has been a director since 1996.
            Mr. Maddox is Principal Engineer of G. W. Clifford & Associates for western Virginia, West Virginia and Maryland operations.


RONALD F. MILLER, 53, has been a director since 1983.
            Mr. Miller is President and Chief Executive Officer of both First National and the Bank, positions that he has held since 1983.


W. ALLEN NICHOLLS, 50, has been a director since 1987.
            Mr. Nicholls is President of Nicholls Construction, Inc., a builder located in Front Royal, Virginia, a position that he has held for 26 years.


HENRY L. SHIRKEY, 54, has been a director since 1994.
            Mr. Shirkey is a customer service representative with Holtzman Oil Corp., an oil jobber, a position that he has held since 1993. Mr. Shirkey was previously a banker in Shenandoah County with Farmers Bank, Dominion Bank and First Union Bank and was involved in all phases of community bank management for 33 years until his retirement.



            THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

SECURITY OWNERSHIP OF MANAGEMENT

            The following table sets forth information as February 7, 1997, regarding the number of shares of Common Stock beneficially owned by all directors and nominees, by the executive officer named in the Summary Compensation Table herein and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time, plus shares held in certain trust relationships that may be deemed to be beneficially owned by the nominees under the rules and regulations of the Securities and Exchange Commission (the "SEC"); however, the inclusion of such shares does not constitute an admission of beneficial ownership.


    Name                               Beneficially Owned     Percent of Class
    --------------------------------------------------------------------------

    Directors:

      Douglas Arthur                           4,225                  *

      Noel M. Borden                          17,385                2.25%

      Byron A. Brill                          10,037                1.30%

      Elizabeth H. Cottrell                      378                  *

      Christopher E. French                    2,215                  *

      Charles E. Maddox, Jr.                     300                  *

      Ronald F. Miller                        11,818                1.53%

      W. Allen Nicholls                          482                  *

      Henry L. Shirkey                           325                  *

    All present executive officers and
      directors as a group (12 persons)       48,213                6.23%
  --------------------

  * Indicates that holdings amount to less than 1% of the issued and outstanding Common Stock.

  (1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

            The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of the Common Stock of First National as of February 7, 1997.

             Name and Address         Amount and Nature of    Percent of
             of Beneficial Owner      Beneficial Ownership       Class
             -----------------------------------------------------------

             James L. Bowman                 77,112              9.96%
             P.O. Box 6
             Stephens City, Virginia
           --------------------

           (1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act, under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.


THE BOARD OF DIRECTORS AND ITS COMMITTEES

            Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Stockholders. The Board held twenty-four meetings in the year ended December 31, 1996. For the year ended December 31, 1996, none of First National's directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members during their term.

            The Board of Directors has an Audit and Compliance Committee and a Personnel and Benefits Committee. There is no Nominating Committee.

            The Audit and Compliance Committee consists of Messrs. Arthur, French and Shirkey and Mrs. Cottrell. The Audit and Compliance Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. It reviews and accepts the reports of First National's independent auditors and federal and state examiners. The Audit and Compliance Committee met five times during the year ended December 31, 1996.

            The Personnel and Benefits Committee, which reviews and recommends the levels and types of compensation of officers and employees, is composed of Mrs. Cottrell and Messrs. Arthur, Borden and French. The Personnel and Benefits Committee met nine times during the year ended December 31, 1996.


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

            HARRY S. SMITH (age 43) has been Vice President and Secretary of First National and Executive Vice President, Secretary and Cashier of the Bank since 1985.

            DANA A. FROOM (age 46) has served as Comptroller of First National and a Senior Vice President of the Bank since 1986.

            E. LANDON COLLINS (age 57) has served as Senior Vice President of the Bank since 1993. From 1984 until his retirement in 1992, Mr. Collins was Regional President for the Shenandoah Valley region for First American Bank, where he had worked since 1960. Prior to his return to the banking industry in 1993, Mr. Collins was an instructor and coach at Shenandoah Valley Christian Academy in Frederick County.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires First National's directors and executive officers, and any persons who own more than 10% of Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulation to furnish First National with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to First National or written representation that no other reports were required, First National believes that, during fiscal year 1996, all filing requirements applicable to its officers and directors were complied with.


                                  REMUNERATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

            The following table shows, for the fiscal years ended December 31, 1996, 1995, and 1994, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the named Executive Officer in all capacities in which he served. The named Executive Officer does not receive any compensation from First National.


                           SUMMARY COMPENSATION TABLE




                                                    Annual Compensation                  Long Term Compensation
                                                    -------------------                  ----------------------
                                                                                       Securities       All Other
           Name and                                                Other Annual        Underlying      Compensation
      Principal Position    Year    Salary ($)     Bonus ($)      Compensation ($)     Options (#)       ($)(b)
-------------------------------------------------------------------------------------------------------------------
Ronald F. Miller            1996     111,318         5,000            (a)                  -0-            3,300
President and CEO           1995     111,221          -0-             (a)                  530            3,337
                            1994     106,215         2,500            (a)                  530            3,207

--------------------

(a) The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or ten percent of total annual salary and bonus.

(b) "All Other Compensation" represents matching contributions by First National in its 401(k) Plan.


OPTIONS GRANTS IN LAST FISCAL YEAR

            No stock options were granted to the named Executive Officer for the fiscal year ended December 31, 1996.

OPTION EXERCISES AND HOLDINGS

            All options held by executive officers at December 31, 1996 were exercisable. The following table sets forth information with respect to exercised and unexercised options held by the named Executive Officer as of the end of the fiscal year:


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES


                                                           Number of
                        Shares                       Securities Underlying
                       Acquired           Value      Unexercised Options at
        Name         on Exercise (#)     Received     December 31, 1996 (#) (a)
-------------------------------------------------------------------------------

  Ronald F. Miller           -0-           -0-               2,219

--------------------

(a) Based on the fair market value of Common Stock underlying the options on December 31, 1996 ($21.00 per share), none of the unexercised options were in-the-money.


DIRECTOR'S FEES

            Directors, except directors who are officers of First National, received monthly fees of $300 and $200 for each meeting of the Board attended during 1996.


INDEBTEDNESS OF MANAGEMENT

            No loans to directors or officers involve more than the normal risks of collectibility or present other unfavorable features. None of the loans was non-accrual, past-due, restricted or potential problem loans, as of January 31, 1997. All such loans were originated on substantially the same terms, including interest rates, as those prevailing at the time for comparable transactions with other persons.


                                    AUDITORS

            The Board of Directors has appointed Yount, Hyde & Barbour, P.C. to perform the audit of First National's financial statements for the year ending December 31, 1997. Yount, Hyde & Barbour, P.C. has acted as First National's and the Bank's auditors for the past ten years and has reported on financial statements during that period. Representatives from Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

            Any proposal that a stockholder wishes to have presented at the next annual meeting of stockholders must be received no later than October 31, 1997. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

            A copy of First National's Annual Report to Stockholders for the year ended December 31, 1996 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of First National at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

            UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF FIRST NATIONAL COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS, FIRST NATIONAL WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND ITS QUARTERLY REPORTS ON FORM 10-Q AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO HARRY S. SMITH, SECRETARY, FIRST NATIONAL CORPORATION, 112 WEST KING STREET, STRASBURG, VIRGINIA 22657. THE ANNUAL REPORT ON FORM 10-K AND THE QUARTERLY REPORTS ON FORM 10-Q ARE NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

            The Board of Directors of First National is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                           FIRST NATIONAL CORPORATION
                            Strasburg, Virginia 22657

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                    Proxy Solicited by the Board of Directors

  The undersigned hereby constitutes Douglas C. Arthur, Byron A. Brill, and W. Allen Nicholls, or any one of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of First National Corporation ("First National") held of record by the undersigned on February 21, 1997, at the Annual Meeting of Stockholders to be held at the Ramada Inn, 1130 Motel Drive, Woodstock, Virginia on April 1, 1997, at 11:00 a.m., or any adjournment thereof, for the following purposes:


1.    Election of Directors        [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY to
                                       (except as marked to the contrary)        vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name on the line below)

Douglas C. Arthur          Elizabeth H. Cottrell              Ronald F. Miller
Noel M. Borden             Christopher E. French              W. Allen Nicholls
Byron A. Brill             Charles E. Maddox, Jr.             Henry L. Shirkey

--------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.
     Please sign name exactly as it appears on the stock certificate. Only one of several joint owners should sign. Fiduciaries should give full title.

                                         ---------------------------------------
                                                     Signature

                                         ---------------------------------------
                                                       Date

                                         ---------------------------------------
                                                     Signature

                                         ---------------------------------------
                                                       Date

                                         I plan________, do not plan_______, to
                                         attend the 1997 Annual Meeting.
                                         PLEASE MARK, SIGN, DATE AND RETURN THIS
                                         PROXY CARD PROMPTLY.